Exhibit 4.03

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’
AGREEMENT, DATED AS OF MARCH 3, 2008

DATED OCTOBER [21], 2010

This Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement (the “Amendment”) serves to amend that certain Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008, by and among Demand Media, Inc., a Delaware corporation (the “Company”) and the stockholders of the Company parties thereto (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Section 10.12 of the Agreement provides that the Agreement may be amended with the written consent of the holders of an aggregate of more than 55% of the then outstanding Preferred Stock and Common Stock (if any) issued upon conversion of the Preferred Stock (voting together as a single class and not as separate series on an as converted to Common Stock basis) (collectively, the “Requisite Preferred Holders”) and provides that any such amendment would be binding upon all parties to the Agreement; and

WHEREAS, the undersigned Requisite Preferred Holders desire to amend the Agreement as set forth below.

NOW THEREFORE, the parties hereto agree as follows:

1.     Section 1 of the Agreement is hereby amended to add the following defined terms:

“Employee Pool” means (i) the lesser of (a) 3,000,000 shares of Common Stock (as adjusted for any stock dividend, stock split, combination or other similar recapitalization with respect to Common Stock occurring after September 30, 2010) or (b) the total number of shares to be sold on account of selling stockholders in the Initial IPO (without giving effect to the exercise of any overallotment option by the underwriters) plus (ii) if the underwriters exercise an overallotment option with respect to the Initial IPO, an additional number of shares of Common Stock equal to the lesser of (a)(1) 450,000 shares of Common Stock (as adjusted for any stock dividend, stock split, combination or other similar recapitalization with respect to Common Stock occurring after September 30, 2010) plus (2) the Employee Pool Shortfall Amount or (b) the total number of shares subject to the overallotment option that are to be sold on account of selling stockholders in the Initial IPO.

“Employee Pool Shortfall Amount” means the number of shares of Common Stock specified in clause (i)(a) of the definition of Employee Pool minus the number of shares of Common Stock specified in clause (i)(b) of the definition of Employee Pool; provided that the Employee Pool Shortfall Amount shall be zero if the number of shares of Common Stock specified in clause (i)(b) of the definition of Employee Pool exceeds the number of shares of Common Stock specified in clause (i)(a) of the definition of Employee Pool.

2.     Section 1 of the Agreement is hereby amended by amending and restating the following defined term in its entirety:

“Qualified Financing” means the consummation of (a) a firmly underwritten public offering pursuant to the Securities Act on Form S-1 (as defined in the Securities Act) or any successor form of Common Stock with aggregate gross proceeds (to the Company and/or selling stockholders) of not less than $100,000,000 or (b) a Rule 144A Offering of Common Stock with aggregate gross proceeds (to the Company and/or selling stockholders) of not less than $150,000,000, in each case with a per share offering price of not less than $5.7765 (as adjusted for any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock occurring after September 30, 2010).

3.     Section 3.10 of the Agreement is hereby amended and restated in its entirety as follows:

3.10         Procedure for Underwriter Cutbacks. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights (the “Other Shares”) requested to be included in a registration on behalf of Stockholders or Other Stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Stockholders and Other Stockholders requesting inclusion of shares pro rata based upon the total number of Registrable Securities or Other Shares held by such Stockholders and Other Stockholders, respectively; provided, however, if any Stockholder or Other Stockholder does not request inclusion of the maximum number of shares of Registrable Securities or Other Shares allocated to such Stockholder or Other Stockholder pursuant to the above-described procedure, the portion of such Stockholder’s or Other Stockholder’s allocation that would have been included had such Stockholders or Other Stockholders requested inclusion of such Registrable Securities or Other Shares shall be reallocated among those requesting Stockholders and Other Stockholders whose allocations did not satisfy their requests pro rata on the basis of total number of shares of Registrable Securities and Other Shares held by such Stockholders and Other Stockholders, and this procedure shall be repeated until all shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Stockholders and Other Stockholders have been so allocated. In the case of registrations under Sections 3.1 or 3.2 hereof, the Company shall not limit the number of shares of Registrable Securities to be included in a registration pursuant to this Agreement in order to include in such registration securities registered for the Company’s own account. The Company may limit the number of shares of Registrable Securities to be included in a registration under Section 3.3 of this Agreement in order to include in such registration securities to be registered for the Company’s account and, in the case of the Initial IPO, in order to include in such registration securities comprising the Employee Pool. In the event the Company elects to include securities comprising the Employee Pool in the registration relating to the Initial IPO, the Board, by majority vote, shall allocate the securities comprising the Employee Pool among employees of the Company (and/or their Affiliates) in such manner as the Board deems appropriate. If a Stockholder elects to include any shares held by such Stockholder or such Stockholder’s Affiliates in the Employee Pool, then such Stockholder (and such Stockholder’s Affiliates) shall not have the right to include any other shares held by such Stockholder or its Affiliates in the registration relating to the Initial IPO (and Registrable Securities held by such Stockholder and such Stockholder’s Affiliates shall not be taken into account in determining the number of shares that other Stockholders may otherwise include in the registration relating to the Initial IPO).

4.     Section 3.12 of the Agreement is hereby amended and restated in its entirety as follows:

3.12         Termination of Rights. The rights of any particular Stockholder to cause the Company to register securities under Sections 3.1, 3.2, and 3.3 shall terminate with respect to such Stockholder on the second anniversary of the effective date of a Qualified Financing; provided that, in the case of a Qualified Financing that is a Rule 144A Offering, the rights of any particular Stockholder to cause the Company to register securities under Sections 3.1, 3.2 and 3.3 shall terminate with respect to such Stockholder on the second anniversary of a public offering of the Common Stock (not by reason of Rule 144A) with gross offering proceeds (to the Company and/or selling stockholders) in excess of $75,000,000 or as a result of which the aggregate market value of the public float of the Company exceeds $100,000,000.

5.     For the avoidance of doubt, the provisions of Sections 4 and 7 of the Agreement shall not apply to a Qualified Financing.

6.     This Amendment shall be and is hereby incorporated in and forms a part of the Agreement.

7.     The provisions of Section 10.12 of the Agreement shall apply to any amendment, modification or waiver of the terms of this Amendment.

8.     Except as modified by the foregoing, the terms and conditions of the Agreement shall remain in full force and effect.

9.     This Amendment shall be construed and interpreted in accordance with the laws of Delaware, without regard to choice of laws or conflict of laws provisions thereof.

(Signature pages follow)

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

OAK INVESTMENT PARTNERS XI, L.P.

By: Oak Associates XI, LLC
Its: General Partner

By:	/s/ Fredric W. Harman
Name: Fredric W. Harman
Title: Managing Member

As holder of 25,066,667 shares of Series A Preferred Stock As holder of 2,596,939 shares of Series C Preferred Stock As holder of 1,666,667 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

OAK INVESTMENT PARTNERS XII, L.P.

By: Oak Associates XII, LLC
Its: General Partner

By:	/s/ Fredric W. Harman
Name: Fredric W. Harman
Title: Managing Member

As holder of 10,387,754 shares of Series C Preferred Stock
As holder of 5,000,000 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

SPECTRUM V INVESTMENT MANAGERS’ FUND, L.P.

By: SEA V Management LLC
Its: General Partner

By:	/s/ Victor E. Parker
Name: Victor E. Parker
Title: Managing Director

As holder of 125,333 shares of Series A Preferred Stock
As holder of 21,641 shares of Series C Preferred Stock
As holder of 6,945 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

SPECTRUM EQUITY INVESTORS V, L.P.

By: Spectrum Equity Associates V, L.P.
Its: General Partner

By: SEA V Management LLC
Its: General Partner

By:	/s/ Victor E. Parker
Name: Victor E. Parker
Title: Managing Director

As holder of 24,941,334 shares of Series A Preferred Stock
As holder of 4,306,590 shares of Series C Preferred Stock
As holder of 1,381,944 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

OAK INVESTMENT PARTNERS XII, L.P.

By: Oak Associates XII, LLC
Its: General Partner

By:	/s/ Fredric W. Harman
Name: Fredric W. Harman
Its: Managing Member

As holder of 10,387,754 shares of Series C Preferred Stock
As holder of 5,000,000 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

SPECTRUM V INVESTMENT MANAGERS’ FUND, L.P.

By: SEA V Management LLC
Its: General Partner

By:	/s/ Victor E. Parker
Name: Victor E. Parker
Its: Managing Director

As holder of 125,333 shares of Series A Preferred Stock
As holder of 21,641 shares of Series C Preferred Stock
As holder of 6,945 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

SPECTRUM EQUITY INVESTORS V, L.P.

By: Spectrum Equity Associates V, L.P.
Its: General Partner

By: SEA V Management LLC
Its: General Partner

By:	/s/ Victor E. Parker
Name: Victor E. Parker
Its: Managing Director

As holder of 24,941,334 shares of Series A Preferred Stock
As holder of 4,306,590 shares of Series C Preferred Stock
As holder of 1,381,944 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

W CAPITAL PARTNERS ORCHID, L.P.

By: WCP GP II, L.P.
Its: General Partner

By: WCP GP II, LLC
Its: General Partner

By:	/s/ David Wachter
Name: David Wachter
Title: Managing Member

As holder of 174,588 shares of Series A Preferred Stock
As holder of 1,889,143 shares of Series C Preferred Stock
As holder of 606,208 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

W CAPITAL PARTNERS II, L.P.

By: WCP GP II, L.P.
Its: General Partner

By: WCP GP II, LLC
Its: General Partner

By:	/s/ David Wachter
Name: David Wachter
Title: Managing Member

As holder of 625,412 shares of Series A Preferred Stock
As holder of 6,767,319 shares of Series C Preferred Stock
As holder of 2,171,570 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT, DATED AS OF MARCH 3, 2008

The undersigned stockholder of Demand Media, Inc., a Delaware corporation (the “Company”) hereby executes and delivers the Amendment No. 1 to Third Amended and Restated Stockholders’ Agreement, dated as of March 3, 2008 (the “Amendment”), to which this signature page is attached, effective as of the date of the Amendment.

GOLDMAN SACHS INVESTMENT PARTNERS MASTER FUND, L.P.

By: Goldman Sachs Investment Partners GP, LLC
Its: General Partner

By:	/s/ Gaurav Bhandari
Name: Gaurav Bhandari
Its: Managing Director

As holder of 11,666,667 shares of Series D Preferred Stock

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT